                                                               Exhibit 25.1
                                                         Filing pursuant to
                                                     Registration Statement
                                                           number 333-07575
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         -----------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         -----------------------------

  X CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
 ---                           SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                        41-1592157
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national bank)                  Identification No.)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                     55479
(Address of principal executive offices)                   (Zip code)

                  Stanley S. Stroup, General Counsel
            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                   Sixth Street and Marquette Avenue
                     Minneapolis, Minnesota 55479
                            (612) 667-1234
                          (Agent For Service)
                     -----------------------------
                CHASE MANHATTAN AUTO OWNER TRUST 1996-C
          (Exact name of obligor as specified in its charter)

Delaware                                                   51-6506269
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

c/o Wilmington Trust Company
Attn:  Corporate Trust Administration
Rodney Square North
1100 North Market Square
Wilmington, Delaware                                       19890-0001
(Address of principal executive offices)                   (Zip code)
                         -----------------------------
                               Asset Backed Notes
                      (Title of the indenture securities)

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Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.  Not applicable.

Item 16. List of Exhibits.          List below all exhibits filed as a part of
                                    this Statement of Eligibility. Norwest Bank incorporates by reference into this Form
                                    T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect. *

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to the Northwestern National Bank of Minneapolis.*

                           b.       A copy of the certificate of the
                                    Comptroller of the Currency dated January
                                    2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of

                                    Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                          d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988, from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

         *        Incorporated by reference to exhibit 25 filed with

                  registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-16583.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 6th day of December, 1996.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            /s/ Thomas S. Maple
                                            ---------------------------
                                            Thomas S. Maple
                                            Vice President

                                   EXHIBIT 6

December 6, 1996

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321 (b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,

                                            NATIONAL ASSOCIATION

                                            /s/ Thomas S. Maple
                                            --------------------------
                                            Thomas S. Maple
                                            Vice President